As filed with the Securities and Exchange Commission on February 25, 2005

                                            1933 Act Registration No. 333-103466
                                             1940 Act Registration No. 811-07531

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
                                                                   ---

                         Pre-Effective Amendment No.   [ ]

                      Post-Effective Amendment No. 14 [ X ]
                                                   --- ---

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
                                                                       ---

                             Amendment No. 15 [ X ]
                                           --- ---

                        (Check appropriate box or boxes)


                               Amerindo Funds Inc.
               (Exact name of registrant as specified in charter)
                             One Embarcadero Center
                                   Suite 2310
                             San Francisco, CA 94111

                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (415) 362-0292


                                 KRISTEN ROBISCH
                               Amerindo Funds Inc.
                                 399 Park Avenue
                               New York, NY 10022

                     (Name and Address of Agent for Service)

                                   Copies to:

                              BETH R. KRAMER, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                              599 Lexington Avenue
                              New York, N.Y. 10022
                            Telephone: (212) 536-3900

  It is proposed that this filing will become effective (check appropriate box)


           [  X  ]   immediately upon filing pursuant to paragraph (b)
            -----

           [     ]   immediately upon filing pursuant to paragraph (b)
            -----

           [     ]   60 days after filing pursuant to paragraph (a)(1)
            -----

           [     ]   on February 25, 2005 pursuant to paragraph (a)(1)
            -----

           [     ]   75 days after filing pursuant to paragraph (a)(2)
            -----

           [     ]   on (date) pursuant to paragraph (a)(2) of Rule 485.
            -----

                    If appropriate, check the following box:

           [     ]   This post-effective amendment designates a new effective
            -----    date for a previously filed post-effective amendment.


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                               Amerindo Funds Inc.

                       Contents of Registration Statement


This Registration Statement consists of the following papers and documents.

         Cover Sheet

         Contents of Registration Statement

         Part A   -        Prospectus

         Part B   -        Statement of Additional Information

         Part C   -        Other Information

         Signature Page

         Exhibits

                               AMERINDO FUNDS INC.




                                   PROSPECTUS




                                FEBRUARY 25, 2005







The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Amerindo Technology Fund's (the "Fund") investment objective is to seek long-term capital appreciation.


Risk/Return Summary: Investments, Risks and Performance.......................2

Fee Table.....................................................................4

Investment Objective, Principal Investment Strategies and Related Risks.......5

Additional Investment Information and Risk Factors............................7

Management, Organization and Capital Structure...............................10

Pricing of Fund Shares.......................................................12

How To Purchase Shares.......................................................12

How To Redeem Shares.........................................................16

Dividends and Other Distributions............................................19

Tax Consequences.............................................................20

Distribution Arrangements....................................................21

Financial Highlights Information.............................................23


Privacy Policy


The Fund is a portfolio of Amerindo Funds Inc. (the "Company").

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             RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE


INVESTMENT OBJECTIVE.


The Fund's investment objective is to seek long-term capital appreciation. Current income is incidental to the Fund's investment objective. There is no assurance that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES.


The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


PRINCIPAL RISKS.


o       The loss of money is a risk of investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The Fund may involve significantly greater risks and therefore may experience greater volatility than a fund that does not primarily invest in the technology and science areas.

o Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. In addition, certain companies in these fields may never be profitable.

o Investments in smaller capitalized companies involve greater risks, such as limited product lines, markets and financial or managerial resources.

o As a non-diversified fund, compared to other mutual funds, this Fund may invest a greater percentage of its assets in a particular issuer. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Therefore, investors should consider this greater risk versus the safety that comes with a more diversified portfolio.


WHO MAY WANT TO INVEST IN THE FUND.


The Fund is designed for long-term investors who understand and are willing to accept the risk of loss of principal involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving such goals, and their tolerance for risk before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that the Fund is expected to experience, this fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.


RISK/RETURN BAR CHART AND TABLE.


The following bar chart and table may assist in your decision to invest in the Fund by providing some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's annual average returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. The bar chart shows the average annual returns of Class D shares of the Fund for the life of the Class. The table shows how the Fund's Class D shares' average annual returns for the one-year, five year and since inception periods compare with that of the NASDAQ Composite Index. During the periods shown, the technology sector experienced stronger gains and losses than the stock market as a whole. In addition, in recent years past, the value of technology related securities declined materially. While analyzing this information, please note that the Fund's past performance (before and after taxes) is not an indication of how Class D shares of the Fund will perform in the future. The Fund is not an appropriate investment for individuals who are not long-term investors and who, as their objective, require safety of principal or stable income from their investments.

[GRAPHIC OMITTED]

1997       (18.11)%
1998        84.67%
1999        248.86%
2000       (64.79)%
2001       (50.77)%
2002       (30.96)%
2003        85.14%
2004        23.81%



BEST QUARTER 3/31/99: 66.72%                     WORST QUARTER 9/30/01: (56.51)%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS            PAST         PAST          SINCE
(FOR THE PERIODS ENDING 12/31/04)1    ONE YEAR    FIVE YEARS    INCEPTION2
-------------------------------------------------------------------------------
Amerindo
Technology Fund
Class D Shares
-------------------------------------------------------------------------------
Return Before Taxes                    23.81%      (22.79)%        3.29%
-------------------------------------------------------------------------------
Return After Taxes3                    23.81%      (22.79)%        2.00%
on Distributions
-------------------------------------------------------------------------------
Return After Taxes                     15.48%      (17.46)%        2.79%
on Distributions and
Sale of Fund Shares3
-------------------------------------------------------------------------------
NASDAQ                                 9.15%       (11.44)%        7.72%
Composite Index4
-------------------------------------------------------------------------------

1 Shareholder Organizations may charge a fee to investors for purchasing or redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

2    The date of inception of the Class D shares was October 28, 1996.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from these shown and after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

4 The NASDAQ Composite Index is an unmanaged broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. Index comparisons begin on October 31, 1996.

     The Board of Directors of the Company reserves the right at its discretion to close this Fund to new investors at such time as it deems appropriate.

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                           None
(as a percentage of the offering price)
Maximum Deferred Sales Charge (Load)                                       None
(as a percentage of)
Maximum Sales Charge (Load) Imposed on                                     None
Reinvested Distributions/Dividends
(as a percentage of)
Redemption Fees for shares held less than 1 year                           2.00%
(as a percent of amount redeemed)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES1 (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                                   1.50%
Distribution and/or Service (12b-1) Fees                                   0.25%
Other Expenses                                                             0.98%
                                                                           ----
Total Annual Fund Operating Expenses                                       2.73%
Fee Waiver/Expense Reimbursement                                           0.48%
                                                                           ----
Net Total Annual Fund Operating Expenses                                   2.25%

1 The Advisor is contractually obligated to waive its fees and to reimburse any expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement shall remain in effect until May 31, 2005 and will be subject to annual renewal thereafter. For the fiscal year ended October 31, 2004, the Advisor waived a portion of the investment advisory fee and reimbursed certain expenses of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses

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remain the same. The information would be the same if you did not redeem your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Amerindo Technology Fund   Year 1   Year 3    Year 5    Year 10
Class D                    $228     $703      $1,205    $2,585

     INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE.
The Fund's investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. Current income is incidental to the Fund's investment objective.

PRINCIPAL INVESTMENT STRATEGIES.
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology.

In addition to investing at least 80% of its net assets in technology companies, the Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The Advisor (as hereinafter defined) believes that because of rapid advances in technology, science, healthcare and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Historically, stock prices of companies in the technology, science, healthcare and biotechnology sectors have been extremely volatile and, over the last three years, stock prices have declined materially.

The technology, science, healthcare and biotechnology areas have exhibited and continue to demonstrate rapid growth due to the mass adoption of the Internet, increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund. The expansion of technology, science, healthcare and biotechnology areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Advisor's overall stock selection for the Fund is not based on the

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capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund may purchase shares of companies during their initial public offerings or during an additional public offering of the same security. In addition, the Advisor anticipates that a significant portion of the Fund's holdings may be invested in newly-issued securities being sold in the secondary market.

Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with the Fund's investment objective by the Advisor.

The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization - BBB or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Baa or higher by Moody's Investor Service, Inc. ("Moody's"), BBB or higher by Fitch Investors Services, Inc. ("Fitch"), or BBB or higher by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or, in the case of unrated securities, debt securities that are, in the opinion of the Advisor, of equivalent quality to "investment grade" securities). Such securities may have speculative characteristics. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Advisor's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.

BUY/SELL DECISIONS.
Advisor considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives; (ii) trends in the variables that determine corporate profits;
(iii) corporate cash flow; (iv) balance sheet changes, (v) management capability; practices and execution; and (vi) the economic and political outlook.

PORTFOLIO TURNOVER.
Purchases and sales are made for the Fund whenever necessary, in the Advisor's opinion, to meet the Fund's investment objective, other investment policies, and the need to meet redemptions. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The Fund's portfolio turnover may also be higher at certain times due to IRS diversification requirements. The greater the portfolio turnover the greater the transaction costs to the Fund which could have an adverse effect on the Fund's total rate of return. A greater portfolio turnover rate will also result in a greater rate of gain or loss recognition for tax purposes, and can accelerate the time at which shareholders must pay tax on any gains realized by the Fund.

               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

THE TECHNOLOGY AND SCIENCE AREAS.
Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

THE HEALTHCARE AND BIOTECHNOLOGY AREAS.
The healthcare industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

CONCENTRATION.
The volatile nature of the technology, science, healthcare and biotechnology areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of a portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

The Advisor reviews the positions of the Fund on a regular basis to ensure that all tax and regulatory requirements are maintained. In instances where the value of an investment has risen above 25%, the Advisor will evaluate the appropriateness of that level of investment in light of the overall investment strategy of the Fund and applicable regulatory and tax implications.

SMALLER CAPITALIZED COMPANIES.
The Advisor believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

BORROWING.
The Fund may, from time to time, borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities

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and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

ILLIQUID SECURITIES.
The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week. Generally, the Fund cannot sell restricted securities publicly without the expense and time required to register the securities under the Securities Act of 1933 or sell the securities under Rule 144 or other rules under the Securities Act of 1933 which generally permit only limited sales under specified conditions. In addition, contractual or practical limitations may inhibit the Fund's ability to sell, distribute or liquidate its investments in such securities. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Fund's portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized.

PRIVATE EQUITY INVESTMENTS.
The restricted securities in which the Fund may invest include private equity investments in venture capital companies ("Private Equity Investments"). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

Moreover, the value for Private Equity Investments cannot be precisely determined. These instruments are valued under procedures established by and under the general supervision of the Board of Directors of the Fund designed to reflect, in good faith, the fair value of such investments (see "Pricing of Fund Shares"). Considerable judgment is required in interpreting market data to determine the estimates of value; accordingly, the estimates of value are not necessarily indicative of the amount that could be realized in a market exchange. Moreover, there can be no assurance that such value will ultimately reflect the actual market price that would be realized by the Fund upon the sale of the investments.

INITIAL PUBLIC OFFERINGS.
The Fund may participate in the initial public offering ("IPO") market. The Fund may purchase shares of companies during their IPOs or during an additional public offering of the same security, and may at times dispose of those shares shortly after their acquisition. By definition, IPOs have not traded publicly until the time of their offerings. The Fund's purchase of shares issued in an IPO exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sections of the markets where these new issuers operate. Special risks associated with IPOs include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to volatility. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Many IPOs are issued by undercapitalized companies of small or microcap size. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

TEMPORARY INVESTMENTS.
For cash management purposes and in response to market, economic, political or other conditions, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to these that, in the opinion of the Advisor, equate generally to the standards established for U.S. short-term instruments. While taking a defensive position, the Fund may not be able to achieve its investment objective.

REPURCHASE AGREEMENTS.
The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by the Fund's custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Advisor to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

NON-DIVERSIFIED STATUS.
The Fund is a non-diversified investment company. As such, the Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

PORTFOLIO HOLDINGS.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information. The Fund's portfolio holdings as of a period end are publicly disclosed four times per year with the SEC on Form N-CSR or Form N-Q. These reports are available, free of charge, on the SEC's website at www.sec.gov. These reports are also available on the Fund's website at www.amerindo.com.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

ADVISOR.
Amerindo Investment Advisors Inc. (the "Advisor" or "Amerindo"), a registered investment advisor, is a California corporation with its principal office located at One Embarcadero Center, Suite 2310, San Francisco, California 94111. The Advisor, an emerging growth stock manager specializing in the technology and healthcare sectors, and its affiliates, had assets under management of approximately $1.27 billion as of December 31, 2004. Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are as follows:


ALBERTO W. VILAR, 64, is Chief Executive Officer of the Company. Mr. Vilar served as Chairman of the Board and Director of the Company from its inception until June 2002. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds a B.A. in Economics from

Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.


DR. GARY A. TANAKA, 61, has been a Director and President of the Company since its inception. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager and has served in this position since that time. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

Pursuant to the Investment Advisory Agreement for the Fund, the Advisor manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments subject to the general control of the Board of Directors of the Company.

ADVISOR'S FEES.
Pursuant to the terms of the Investment Advisory Agreement, the Fund pays an annual advisory fee, paid monthly, equal to 1.50% of the Fund's average daily net assets. The advisory fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives. Any portion of the advisory fees received by the Advisor may be used by the Advisor to provide investor and administrative services and for distribution of Fund shares. The Advisor may also voluntarily waive a portion of its fee or assume certain expenses of the Fund. The Advisor is contractually obligated to waive its fees and to reimburse any expenses of the Fund to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. This Expense Limitation Agreement shall remain in effect until May 31, 2005 and will be subject to annual renewal thereafter. The contractual waiver and any voluntary waivers or reimbursements have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Expense Limitation" in Section V.A. of the Statement of Additional Information. In addition, the Advisor receives service fees of 0.25% of the Class D shares' average daily net assets.

The Fund's annualized total return with respect to Class D shares for the period October 28, 1996 (commencement of operations) through December 31, 2004 was 3.29%. The Fund's total return with respect to Class D shares for the calendar year ended December 31, 2004 was 23.81%.

The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

                             PRICING OF FUND SHARES

Net asset values per share for Class D shares of the Fund is determined by subtracting from the value of such class' total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, in the absence of recorded sales, at the readily available closing bid price on such exchanges or at the quoted bid price in the over the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Company's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of compatible securities, indications as to values from dealers and general market conditions.

Fair value pricing generally will be used, but is not limited to, if (i) the Advisor reasonably believes that a securities valuation provided by a pricing source is not reliable or accurate; (ii) a security is determined to be illiquid; (iii) the security is a private equity security or restricted security (i.e., securities that may not be sold to the public without registration or are subject to contractual restrictions upon transfer); or (iv) the security has not been traded for an extended period of time. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Company's Board of Directors' designee instead of being determined by market prices.

The Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange ("NYSE"), which normally occurs at 4:00 p.m. Eastern Time (a "Business Day"). A Business Day does not include New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving or Christmas.

                             HOW TO PURCHASE SHARES

FOREIGN INVESTORS.
The Fund does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

INITIAL INVESTMENTS BY WIRE.
You may purchase Class D shares of the Fund by wiring immediately available federal funds (subject to the minimum investment) to Deutsche Bank from your bank (see instructions below). Your bank may charge a fee for doing so. The minimum initial investment for Class D shares is $2,500 ($1,000 for IRA accounts), each of which may be waived by the Fund. The Fund cannot accept third-party checks, credit cards, credit card checks or cash.

If money is to be wired, you must call the Transfer Agent at 1-888-832-4386 to set up your account and obtain an account number. You should be prepared at that time to provide the information required in the application.

Then you should provide your bank with the following information for purposes of wiring your investment:

Deutsche Bank
New York, New York
ABA# 021001033
Account # O 1-4G5-547
F/B/O Amerindo Technology Fund
Class D
Fund Acct. No._______________________________________
Social Security or Other Taxpayer Identification No. _____________________

You are required to fax and mail the original signed application to the Transfer Agent at the address below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

CUSTOMER IDENTIFICATION AND VERIFICATION.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in the proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund further reserves the right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares, which will be subject to corresponding tax implications.

INITIAL INVESTMENTS BY MAIL.
An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment) payable to:

Amerindo Funds
c/o Forum Shareholder Services, LLC
P.O. Box 446
Portland, ME 04112


The Fund does not accept cash, traveler's checks, money orders, cashier's checks, bank drafts, or starter, credit card checks or third party checks. All purchases of Fund shares (initial and additional investments) greater than $150,000 must be made by wiring monies to the clearing bank as outlined above or by telephone or Internet through Automated Clearing House ("ACH"), by electronically transferring funds from the investor's designated bank account. In order to purchase shares by telephone or Internet and make payment by ACH, an investor must complete the appropriate sections of the application. Shareholders who have authorized telephone purchases may effect purchases by calling the Transfer Agent at 1-888-832-4386.


Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt of Shareholder's funds. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor (as hereinafter defined). In the event that there are insufficient funds to cover a check, such prospective investor or investors will be assessed a $15.00 charge.

INITIAL INVESTMENTS BY INTERNET.
You may open a new account online at www.amerindo.com. Payment for Fund shares may be made by check or wire or by ACH transfer, as described above.

ADDITIONAL INVESTMENTS.
Additional investments may be made at any time (subject to a minimum subsequent investment of $500) by purchasing shares at net asset value by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class D) or by wiring monies to the clearing bank or by telephone or Internet with payment by ACH as outlined above.

OTHER PURCHASE INFORMATION.
For nominal consideration and as agent for the Fund, SEI Investments Distribution Co. (the "Distributor") will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. See "Distribution Arrangements."

The purchase price paid for Class D shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed. See "Pricing of Fund Shares." Class D shares are sold without a front-end sales load. The Fund reserves the right to reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The Fund must receive an order and payment by 4:00 p.m. Eastern Time for the purchase to be effective on the same day. If funds are received after 4:00 p.m. Eastern Time, the purchase will become effective on the next business day.

Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Advisor's determination that the securities are acceptable. Securities accepted in exchange for the purchase of the Fund's shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for the purchase of the Fund's shares must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the NYSE, or on the basis of prices provided by a pricing service. The Fund and the Advisor reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations, broker dealers or financial intermediaries purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information in connection with any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

If you have a checking or savings account with your bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $100 per month.

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in Class D shares of the Fund. The minimum initial investment for all retirement plans is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Fund.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone or Internet. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL.
The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., Eastern time, on each day that the NYSE, the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Funds, c/o Forum Shareholder Services, LLC, P.O. Box 446, Portland, ME 04112.

Requests in "good order" must include the following documentation:

(a) a letter of instruction, if required, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b) any required signature guarantees (see "Signature Guarantees" below); and

(c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES.
To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) share transfer requests, (3) written requests greater than $50,000, and (4) redemptions from an account for which the address or account registration has changed within the last 30 days. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-888-832-4386 for further details regarding Signature Guarantees.

BY TELEPHONE OR INTERNET.
Provided the Telephone/Internet Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-832-4386 or by visiting the Fund's website at www.amerindo.com and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone/Internet Redemption Option is authorized, the Fund and the Transfer Agent may act on telephone or Internet instructions from any person representing himself or herself to be a shareholder and believed by the Fund or the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, and not the Fund or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or the Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Internet transactions will require the use of your account number and social security number. You will be required to choose a password upon your first log-in.

OPTIONAL REDEMPTION BY THE FUND.
Investors are required to maintain a minimum account balance of at least $2,500. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain the required minimum balance during the notice period.

FURTHER REDEMPTION INFORMATION.
Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.
Other than as described above, payment of the redemption proceeds generally will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

REDEMPTION FEE.
The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related, science, healthcare and biotechnology industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs - measured by both commissions and bid/ask spreads
- which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.00% fee on the redemption of Class D shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The Fund's Chief Compliance Officer may waive the Fund's redemption fee for employees of the Fund and the Advisor, and their family members, in accordance with the Fund's policies and procedures.

Redemption fees do not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to employer-sponsored retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans). These redemption fee exclusions are subject to any administrative policies and procedures developed by the Fund and its agents from time to time.

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on April 4, 2004, for example, will be subject to the fee if they are redeemed on or prior to April 3, 2005. If they are redeemed on or after April 4, 2005, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

In addition, the Fund may temporarily suspend or terminate purchases by investors or groups of investors who engage in short-term trading practices, which the Advisor believes may have an adverse impact on the Fund.

MARKET TIMING POLICY.
The Board has adopted policies and procedures to monitor market timers and has established criteria by which to identify potential market timers. These policies and procedures are applied consistently to all investors. The Fund may reject any purchase order that in its opinion may be excessive in frequency and/or amount or otherwise potentially disruptive to the Fund. The Fund may consider the trading history of accounts under common ownership or control to determine whether to reject an order. It may be difficult for the Fund to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners are a common form of holding shares among financial intermediaries and retirement plans. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading which may be facilitated by those intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Entities utilizing such omnibus arrangements may not identify customers' trading activity in shares of the Fund on an individual basis. Consequently, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase orders in Fund shares through a financial intermediary or agent acting in an omnibus capacity. Accordingly, the Fund may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be rejected in whole or in part by the Fund. The Fund will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the Fund, and may restrict access to the Fund by a particular investor.

ANTI-MONEY LAUNDERING PROGRAM.
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

LOST SHAREHOLDERS.

The Transfer Agent will consider a shareholder's account lost if correspondence to a shareholder's address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines the shareholder's new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

At least 90% of net investment income of Class D Shares of the Fund will be declared as dividends and paid annually. If an investor's shares are redeemed after the date on which dividends are declared but before they are paid, the accrued but unpaid dividends will be paid with the redemption proceeds. Distributions of substantially all the realized net capital gains allocate to the Class D shares of the Fund, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends and other distributions.
See "Tax Consequences."

The net investment income of Class D shares of the Fund for each Business Day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior Business Day.

CHOOSING A DISTRIBUTION OPTION.
Distribution of dividends and other distributions from the Fund may be made in accordance with several options. A shareholder may select one of three distribution options:

1. AUTOMATIC REINVESTMENT OPTION.

Both dividends and capital gain distributions will be automatically reinvested in additional Class D shares of the Fund unless the investor has elected one of the other two options.

2. CASH DIVIDEND OPTION.

Dividends will be paid in cash, and capital gain distributions, if any, will be reinvested in additional Class D shares of the Fund.

3. ALL CASH OPTION.

Both dividends and capital gain distributions will be paid in cash.

                                TAX CONSEQUENCES

The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income (which includes interest, dividends and the excess of net short-term capital gain over net long-term capital loss). Those distributions are taxable to shareholders as ordinary income, except that the Fund's dividends attributable to its "qualified dividend income" (I.E., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions) generally are subject to federal income tax for individual shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain -- a maximum of 15%. A portion of the Fund's dividends - not exceeding the aggregate dividends it receives from domestic corporations only - also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Fund does not expect a substantial part of its gross income to consist of dividends from those sources.

The Fund's policy is to distribute each year 100% of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) it realizes. Distributions thereof that the Fund designates as capital gain dividends are taxable to shareholders as long-term capital gains, without regard to the length of time the shareholder may have held his or her shares in the Fund. Long-term capital gain distributions are not eligible for the dividends-received deduction referred to above but are currently taxable at a maximum federal income tax rate of 15% for individual shareholders. In determining the amount of capital gains to be distributed, any capital loss carryover from prior taxable years will be taken into account. If an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including, for purposes of determining the length of the holding period, periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

Distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund.

Any dividend or other distribution received by a shareholder shortly after the purchase of shares will reduce the net asset value of the shares by the amount of the distribution. Such a distribution is subject to tax even though it is, in effect, a return of capital.

A shareholder will recognize a taxable gain or loss upon the redemption of shares in the Fund equal to the difference between the amount of the redemption proceeds and the shareholder's adjusted tax basis in the shares.

The Fund is generally required, subject to certain exemptions, to withhold at a rate of 28% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders are not subject to this requirement.

If the Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and other distributions by the Fund may be subject to state and local taxes.

Income dividends the Fund pays to a non-U.S. shareholder generally are subject to a 30% (or lower treaty rate) federal withholding tax ("withholding tax"). However, withholding tax does not apply to the Fund's distributions of amounts it designates as "interest-related dividends" with respect to a taxable year beginning after December 31, 2004, and before January 1, 2008, paid to a shareholder who files a statement that the beneficial owner of the Fund's shares is a non-U.S. person, with certain exceptions (an "eligible foreign shareholder"). Moreover, although the Fund's short-term capital gain is included in its investment company taxable income (as described above), with the result that a distribution thereof to non-U.S. shareholders is treated as an ordinary dividend, distributions the Fund makes to eligible foreign shareholders of amounts it designates as "short-term capital gain dividends" with respect to such a taxable year also is exempt from withholding tax.

You should consult your tax advisor regarding specific questions as to federal, state, local and foreign income withholding taxes. Additional tax information is contained in the Statement of Additional Information.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR.
The Distributor, SEI Investments Distribution Co., an affiliate of the Administrator, has entered into a Distribution Agreement with the Fund to serve as the Fund's distributor. See "Management of Fund" in Section V of the Statement of Additional Information.

12B-1 PLAN.
The Company, on behalf of the Class D shares, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan") that allows the Fund to pay distribution fees for the sale and distribution of its shares. Rule 12b-1 ("Rule 12b-1") provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by this Rule 12b-1. The total amounts payable under the Plan by the Class D shares of the Fund may not exceed 0.25% per annum. Fees paid under the Plan may not be waived for individual shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment.

In accordance with the Plan, the Class D shares will compensate the Advisor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own Class D shares for providing servicing to their clients ("shareholder servicing"). The Fund is subject to a maximum service fee of 0.25% per annum of the Class D shares' average daily net assets. The shareholder servicing agents that the Advisor retains will perform the following services: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; (ix) transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (x) receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

The Plan provides that the Advisor and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing Class D shares; (iii) to pay the costs of printing and distributing the Fund's prospectuses to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Advisor, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Advisor for any fiscal year under the Plan or otherwise. Any servicing fees paid to the Advisor also may be used to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements for performing shareholder servicing and related administrative functions.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                        FINANCIAL HIGHLIGHTS INFORMATION

The following table is intended to help you understand the Fund Class D shares financial performance over the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class D shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP for the fiscal periods ended October 31, 2000, 2001, 2002, 2003 and 2004. The report of Deloitte & Touche LLP dated December 17, 2004, along with the Fund's financial statements, is included in the annual report, which is available upon request. The table is part of the Fund's financial statements for the period ended October 31, 2004, which are available to shareholders upon request.

AMERINDO TECHNOLOGY FUND-- CLASS D SHARES


--------------------------------------------------------------------------------------------------------------------------
                                                                        +2004      +2003      +2002      +2001       2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value beginning of Period                                     $7.01      $3.72      $4.27     $20.20     $23.46
                                                                       ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                    (0.17)     (0.12)     (0.10)     (0.16)     (0.53)
Net realized and/or unrealized gain (loss) on investments                1.55       3.38     (0.45)    (15.77)     (2.73)
                                                                      -------    -------    -------    -------    -------
Total from Investment Operations                                         1.38       3.26     (0.55)    (15.93)     (3.26)
Redemption fees                                                          0.01       0.03      --***      --***      --***
DISTRIBUTIONS:
Net investment income                                                      --         --         --         --         --
Realized capital gains                                                     --         --         --         --         --
Returns of Capital                                                         --         --         --         --         --
                                                                      -------    -------   --------   --------   --------
Total Distributions                                                        --         --         --         --         --
Net asset value end of period                                           $8.40      $7.01      $3.72      $4.27    $ 20.20
                                                                      =======    =======    =======    =======    =======
Total return*                                                          19.83%     88.44%   (12.88)%   (78.86)%   (13.90)%
                                                                      =======     ======   ========   ========   ========

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)                                       $137,671   $127,543    $51,374    $71,055   $379,869
Ratio to average net assets: Expenses**                                 2.25%      2.25%      2.25%      2.25%      2.13%
     Net investment loss**                                            (2.14)%    (2.10)%    (2.19)%    (1.83)%    (1.94)%
     Portfolio turnover rate                                          85.23%    117.16%     50.17%     70.03%     30.51%
--------------------------------------------------------------------------------------------------------------------------

* Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges are not reflected in the calculation of total investment return.

** Net of fees waived amounting to 0.48%, 0.69%, 0.90%, 0.31% and 0.00% of average net assets for the years ended October 31, 2004, 2003, 2002, 2001 and 2000, respectively.


*** For years 2000 to 2002, the Fund's redemption fees did not materially impact the Fund's net asset value by more than $0.01.

+ Per share data calculated using average shares outstanding method. Amounts designated as "--" are either $0 or have been rounded to $0.

                               AMERINDO FUNDS INC.

FEBRUARY 25, 2005

INVESTMENT ADVISOR
Amerindo Investment Advisors Inc.
San Francisco, California
New York, New York

ADMINISTRATOR
SEI Investments Global Funds Services
Oaks, Pennsylvania

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, Pennsylvania

TRANSFER AND DIVIDEND AGENT
Forum Shareholder Services, LLC
Portland, Maine

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
New York, New York


INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Deloitte & Touche LLP
Philadelphia, Pennsylvania


A Statement of Additional Information (SAI), dated February 25, 2005, includes additional information about the Fund and its investments and is incorporated by reference into this prospectus. The Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this prospectus. In the Fund's Annual Report is a discussion of the market and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund toll-free at 1-888-832-4386 or logging onto www.amerindo.com. To request other information about the Fund and to make shareholder inquiries, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov.

SEC File Number: 811-07531

                               AMERINDO FUNDS INC.
                            AMERINDO TECHNOLOGY FUND
        -----------------------------------------------------------------

                                 RELATING TO THE
                            AMERINDO TECHNOLOGY FUND
                        PROSPECTUS FOR THE CLASS D SHARES

                             DATED FEBRUARY 25, 2005
        -----------------------------------------------------------------



         This Statement of Additional Information ("SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's prospectus, dated February 25, 2005 (the "Prospectus").

         This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, copies of which may be obtained without charge by calling toll-free 1-888-832-4386, writing to the Fund at 399 Park Avenue, 22nd Floor, New York, New York 10022 or logging onto www.amerindo.com.

         This SAI is incorporated by reference into the Prospectus in its entirety.






THIS SAI IS NOT AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

                                TABLE OF CONTENTS


I.       FUND HISTORY.........................................................1

II.      DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS................1

         A.  INVESTMENT STRATEGIES AND RISKS..................................1
         B.  DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES..2
         C.  FUND POLICIES - INVESTMENT RESTRICTIONS.........................10
         D.  TEMPORARY DEFENSIVE POSITIONS...................................12
         E.  PORTFOLIO TURNOVER..............................................12
         F.  DISCLOSURE OF PORTFOLIO HOLDINGS................................12

III.     MANAGEMENT OF THE FUND..............................................14

IV.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................19

V.       INVESTMENT ADVISORY AND OTHER SERVICES..............................20

         A.  INVESTMENT ADVISOR..............................................20
         B.  THE DISTRIBUTION AND SERVICE PLAN...............................23
         C.  DISTRIBUTOR.....................................................25
         D.  ADMINISTRATOR...................................................25
         E.  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT....................26
         F.  COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS...........27

VI.      BROKERAGE ALLOCATION AND OTHER PRACTICES............................27

VII.     CAPITAL STOCK AND OTHER SECURITIES..................................28

VIII.    PURCHASE, REDEMPTION AND PRICING OF SHARES..........................29

         A.  FUND REORGANIZATION.............................................29
         B.  INVESTMENTS THROUGH SHAREHOLDER ORGANIZATIONS...................31

IX.      TAXATION OF THE FUND................................................32

X.       UNDERWRITERS........................................................35

XI.      CALCULATION OF PERFORMANCE DATA.....................................35

XII.     FINANCIAL STATEMENTS................................................36

APPENDIX A...................................................................37

I.       FUND HISTORY

                  Amerindo Funds Inc. (the "Company") was incorporated in Maryland on February 6, 1996. This SAI relates to the Amerindo Technology Fund (the "Fund"), a portfolio of the Company. On May 9, 2003, in accordance with an Agreement and Plan of Reorganization approved by shareholders, all assets and liabilities of the Amerindo Internet B2B Fund ("Internet B2B Fund") and Amerindo Health & Biotechnology Fund ("Health & Biotechnology Fund") were transferred to the Fund. As a result of these transactions, all shareholders of the Internet B2B Fund and the Health & Biotechnology Fund have become shareholders of the Fund. Shares of the Internet B2B Fund and the Health & Biotechnology Fund are no longer offered for investment.

                  The Board approved the conversion of the Class A Shares and Class C Shares of the Fund into Class D Shares, which took place at the net asset value per share ("NAV") of the respective series at 4:00 p.m. on February 28, 2003. As of February 14, 2003, the Fund no longer offered for sale the Class A Shares and the Class C Shares of the Fund.

II.      DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

         A.       INVESTMENT STRATEGIES AND RISKS

                  The Fund is a non-diversified, open-end, management investment company. "Open-end" means that the Company issues an indefinite number of shares which it continuously offers to redeem at NAV. A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of an investment advisor. Open-end management investment companies (or one or more portfolios of such companies, such as the Fund) are commonly referred to as mutual funds.

                  The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Current income is incidental to the Fund's investment objective. The Fund's investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance the Fund's investment objective will be achieved.

                  The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them and their tolerance for risk before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the greater than average level of price fluctuations that the Fund is expected to experience, the Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle. The Fund is not an appropriate investment for individuals who are not long-term investors and who, as their objective, require safety of principal or stable income from their investments.

         B.      DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES

                  1. The Technology and Science Areas. The Fund's investment advisor, Amerindo Investment Advisors Inc. (the "Advisor") believes that because of rapid advances in technology, science, health and biotechnology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations, are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

                  The technology, science, health and biotechnology areas have exhibited and continue to exhibit rapid growth due to the mass adoption of the Internet, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund's portfolios. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policies are not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Advisor's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund may purchase shares of companies during their initial public offerings or during an additional public offering of the same security. In addition, the Advisor anticipates that a significant portion of the Fund's holdings may be invested in newly-issued securities being sold in the secondary market. Purchases of such securities in the secondary market may be available only at prices higher than the per share price available in the public offering.

                  Companies in the rapidly changing fields of technology, science, healthcare and biotechnology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. In addition, stocks issued by these companies historically have been extremely volatile. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology, science, health care and biotechnology areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

                  2. The Health and Biotechnology Areas. The health care industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products and services produced or provided by health care companies can quickly become obsolete. The biotechnology industry can be affected significantly by patent considerations, intense competition, rapid technological change and obsolescence and governmental regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue may be erratic.

                  3. Foreign Securities. The Fund may invest its assets in foreign securities. It is, however, the present intention of the Fund to limit the investment in foreign securities to no more than 5% of its assets. By investing a portion of its assets in foreign securities, the Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Advisor believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment portfolio. On the other hand, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

                  Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties that could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. There can be no assurance that the Fund's foreign investments will present less risk then a portfolio of domestic securities.

                  FOREIGN CURRENCY. Investments in foreign securities will usually be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. The value of the Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. The Fund's NAV per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

                  4.  U.S.  Government Obligations.  The Fund may invest in
U.S. Government securities that may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB") may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Fund may purchase include:

     o U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

     o Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration ("FHA").

     o Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

     o Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

                  5. Repurchase Agreements. When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

                  For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

                  6. Hedging Transactions. The Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to the reduction of risk; they cannot be for speculation. In particular, the Fund may write covered call options on securities or stock indices. By writing call options, the Fund limits its profit to the amount of the premium received. By writing a covered call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's net assets.

                  To the extent the Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Advisor will attempt to create a very closely correlated hedge.

                  SHORT SALES. The Fund may make short sales of securities "against-the-box." A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

                  7. Options Transactions. The Fund may, but does not currently intend to, enter into options transactions. The Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Fund may also purchase call options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

                  In addition, the Fund may write covered call options on securities or stock indices. By writing options, the Fund limits its profits to the amount of the premium received. By writing a call option, the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

                  8. Lending of Securities. The Fund may, but does not currently intend to, lend its portfolio securities to qualified institutions as determined by the Advisor. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending of securities, subject to review by the board of directors of the Company (the "Board"). The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Board.

                  9. Variable-Amount Master Demand Notes. The Fund may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

                  The VANs in which the Fund may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by the Board to minimize credit risks.

                  The VANs that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund's shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Advisor has been instructed by the Board to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

                  While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that the Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

                  For purposes of determining whether a VAN held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or
(2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

                  10. Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week. Generally, the Fund cannot sell restricted

---------------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

securities publicly without the expense and time required to register the securities under the Securities Act of 1933 (the "1933 Act") or sell the securities under Rule 144 or other rules under the 1933 Act which permit only limited sales under specified conditions. In addition, contractual or practical limitations may inhibit the Fund's ability to sell, distribute or liquidate its investments in such securities. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Fund's portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized. See "Private Equity Investments - ILLIQUIDITY OF PRIVATE EQUITY INVESTMENTS" below.

                  11. Private Equity Investments.

                       RISK OF PRIVATE EQUITY INVESTMENTS

                  Although private equity investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

                    ILLIQUIDITY OF PRIVATE EQUITY INVESTMENTS

                   Private equity investments may typically take several years from the date of initial investment to reach a state of maturity at which disposition can be considered. The Fund's private equity investments will consist primarily of securities that are subject to restrictions on sale by the Fund because they were acquired from the issuer in "private placement" transactions. Generally, the Fund cannot sell these securities publicly without the expense and time required to register the securities under the 1933 Act or sell the securities under Rule 144 or other rules under the 1933 Act which permit only limited sales under specified conditions. When restricted securities are sold to the public, the Fund may be deemed an "underwriter" or possibly a controlling person under the 1933 Act and be subject to liability as such under the 1933 Act.

                   In addition, contractual or practical limitations may inhibit the Fund's ability to sell, distribute or liquidate its private equity investments because the issuers are privately held, because the Fund owns a relatively large percentage of the issuer's outstanding securities, or because joint venture associates, other investors, financial institutions or management are relying on the Fund's continued investment. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Fund's portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized. Although the Fund will reflect these restrictive factors in the valuation of its investments, no assurance can be given that the estimated values will represent the return that might ultimately be realized by the Fund from the investment. See "Purchase, Redemption and Pricing of Shares - Valuation of Private Equity Investments."

                  12. Initial Public Offerings. The Fund may participate in the initial public offering ("IPO") market. The Fund may purchase shares of companies during their IPOs or during an additional public offering of the same security, and may at times dispose of those shortly after their acquisition. By definition, IPOs have not traded publicly until the time of their offerings. The Fund's purchase of shares issued in an IPO exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the markets where these new issuers operate. Special risks associated with IPOs include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to volatility. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Many IPOs are issued by undercapitalized companies of small or microcap sized companies. Foreign initial public offerings are subject to foreign political and currency risks. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

         C.       FUND POLICIES - INVESTMENT RESTRICTIONS

                   The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund's outstanding shares. As used in this SAI, the term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

                   The Fund may not:

         (1) Make portfolio investments other than as described herein or any other form of investment, where applicable, which meets the Fund's investment criteria, as determined by the Advisor and the Board, and which is consistent with the Fund's objective and policies.

         (2) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings may exceed 5% of the value of the Fund's total assets, the Fund will not purchase additional securities. Interest paid on borrowings will reduce net income. 300% asset coverage is maintained at all times.

         (3) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (2) above.

         (4) Sell securities short, except short sales "against-the-box," or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent permitted in the Prospectus or this SAI or, to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

         (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security.

         (6) Invest more than an aggregate of 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days, securities that are not readily marketable or are illiquid investments. Such securities include foreign securities and bank participation interests for which a readily available market does not exist, except as described in the Fund's Prospectus.

         (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Government obligations secured by real estate or interests in real estate.

         (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions as described under "Description of the Fund and Its Investments and Risks."

         (9) Invest more than 25% of its assets in the securities of "issuers" in any single industry, except the technology and science areas as set forth under "Investment Objectives, Principal Investment Strategies and Related Risks" in the Prospectus, provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

         (10) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and (ii) as permitted by Section 12(d) of the 1940 Act.

         (11) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

                  The Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on the Fund's ability to purchase additional securities when borrowings exceed 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

         D.       TEMPORARY DEFENSIVE POSITIONS

                   For cash management purposes and in response to market, economic, political or other conditions, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Advisor, equate generally to the standards established for U.S. short-term instruments. While taking a defensive position, the Fund may not be able to achieve its investment objective.

         E.       PORTFOLIO TURNOVER

                   The portfolio turnover for the Fund for the fiscal years ended October 31, 2002, 2003 and 2004, was 50.17%, 117.16% and 85.23%,
respectively. The Fund's increase in portfolio turnover may be attributed to the Fund's change in assets. The Fund's portfolio turnover may also be higher at certain times due to IRS diversification requirements.

         F.       DISCLOSURE OF PORTFOLIO HOLDINGS

                   The Board has adopted portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. The Fund's portfolio holdings as of a period end are publicly disclosed four times per year with the SEC on Form N-CSR or Form N-Q. These reports are available, free of charge, on the SEC's website at www.sec.gov. These reports are also available at www.amerindo.com/prospectus/prospectus_main.cfm. The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to the Fund and affiliated persons of the Fund. The Fund's policies and procedures apply to all officers, employees and agents of the Fund, including the Advisor. The Fund's general policy of preventing selective disclosure of portfolio holdings does not apply: (i) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund; (ii) where the person to whom the disclosure is made has expressly agreed to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Fund and the recipients are subject to a duty not to trade on the non-public information; (iii) where disclosure is made to an entity whose primary business is the issuance of ratings and rankings, provided that the information is disclosed solely for the purpose of developing a rating and/or ranking the entity's ratings are publicly available and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information; or (iv) as may be required by federal and/or securities laws or other regulatory bodies or entities. It is the duty of the Fund's Chief Compliance Officer or its designee to determine when a circumstance arises such that disclosure of the Fund's current portfolio holdings may be warranted in accordance with the Fund's policies or procedures.

                   Any conflict between the interests of the Fund's shareholders and the interests of the Advisor, the Fund's principal underwriter or any affiliates will be reported to the Board, which will make a determination whether to disclose the Fund's portfolio holdings that is in the best interests of the Fund's shareholders.

                   The Fund's portfolio holdings disclosure polices and procedures are subject to periodic review by the Fund's Board. As part of the annual review of the Fund's compliance policies and procedures, the Fund's Chief Compliance Officer will report to the Board regarding the operation and effectiveness of the policies and procedures, including as to any changes to the policies and procedures that have been made or recommendations for future changes. The Board is responsible for considering whether to approve or ratify any amendment to any portfolio holding governing policies and the Board reserves the right to amend such policies and procedures at any time and without prior notice in its sole discretion.

                   The Fund's service providers, such as the Fund's custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Fund. Each of the Fund's service providers has adopted policies and procedures that provide that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to service agreements with the Fund shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by the service provider for any purpose not directly related to the business of the Fund, except with the Fund's written consent. In no event shall the Advisor or the Fund receive any compensation in connection with the disclosure of information about the Fund's portfolio holdings.

III.     MANAGEMENT OF THE FUND

                  The Board is responsible for the overall management and supervision of the Fund. Pursuant to the terms of an investment advisory agreement, approved by the Board, including a majority of directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor, on May 14, 1996 (the "Advisory Agreement"), the Advisor serves as the investment advisor to the Fund. The Advisor supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the Board's supervision, the Advisor makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments. The Board has established several standing committees to oversee particular aspects of the Fund's management.

                  The Board has formed an Audit Committee (i) to oversee the Fund's accounting and financial reporting processes, their internal control over financial reporting and as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) to oversee, or , as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and (v) to act as a liaison between the Fund's independent auditors and the full Board. The members of the Audit Committee are Charles Parker and John Rutledge. All Members are Independent Directors. The Audit Committee met one time during the fiscal year ended October 31, 2004.

         The Board has a Nominating Committee comprised of Charles Parker and John Rutledge. All members are Independent Directors. The purposes of the Nominating Committee are: (i) to identify and recommend for nomination candidates to serve as Board members who are not "interested persons" of the Fund as that term is defined in the 1940 Act; (ii) to evaluate and make recommendations to the full Board regarding potential Board candidates who are "interested persons" of the Fund, as that term is defined by the 1940 Act; and
(iii) to review periodically the workload and capabilities of Independent Directors and, as the Nominating Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted. The Nominating Committee will consider nominees recommended by shareholders. In order for the Nominating Committee to initially consider a nominee recommended by a shareholder, the Nominating Committee must receive at least the following information regarding such person: (i) name; (ii) date of birth; (iii) education; (iv) business, professional or other relevant experience and areas of expertise; (v) current business, professional or other relevant experience and areas of expertise; (vi) current business and home addresses and contact information; (vii) other board positions or prior experience; and (viii) any knowledge and experience relating to investment companies and investment company governance. Shareholders can submit recommendations to the attention of Kristen Robisch, Secretary, Amerindo Funds Inc., 399 Park Avenue, 22nd Floor, New York, New York 10022. The Nominating Committee did not hold any meetings during the fiscal year ended October 31, 2004.

                  The Board has also designated a Fair Value Committee to make all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. The voting members of the Fair Value Committee are Darren Leavitt, David Mainzer, Kristen Robisch, Michael Sandifer (is a Consultant) and Dana Smith, all of whom, with the exception of Michael Sandifer, are employees of the Advisor. Mr. Sandifer is employed by the Advisor as a Consultant. Jay Ferry, John Munch and Jennifer Spratley are non-voting members of the Fair Value Committee, all of whom are employees of the Administrator (as hereinafter defined). The Fair Value Committee met seven times during the fiscal year ended October 31, 2004.


                  The Board established a Disclosure Controls Committee on October 4, 2004. The Disclosure Controls Committee's purpose is to (i) evaluate the effectiveness of the design and operation of the Fund's Disclosure Controls and Procedures; (ii) assess the Fund's internal control over financial reporting and evaluate whether there have been any changes in the Fund's internal control over financial reporting that occurred during the Fund's last fiscal half year (the Fund's second fiscal half year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the Fund's internal control over, financial reporting; and (iii) prepare its conclusions of such evaluations. The members of the Committee are Darren Leavitt, David Mainzer, Kristen Robisch, Michael Sandifer and Dana Smith. The Disclosure Controls Committee did not hold any meetings during the fiscal year ended October 31, 2004.

                  The Fund established a Qualified Legal Compliance Committee ("QLCC") on October 4, 2004. The purpose of the QLCC is to receive, review and take appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Fund or by any officer, director, employee or agent of the Fund. The members of the QLCC are Charles Parker, John Rutledge and Dana Smith. The QLCC did not hold any meetings during the fiscal year ended October 31, 2004.

                  The directors and officers of the Company and their principal occupations during the past five years are set forth below.

         INDEPENDENT DIRECTORS AND OFFICERS


                                                 TERM OF
                               POSITION(S)      OFFICE AND                                         OTHER
                              HELD WITH THE     LENGTH OF      PRINCIPAL OCCUPATION          DIRECTORSHIPS HELD
   NAME, AGE AND ADDRESS         COMPANY       TIME SERVED*   DURING PAST FIVE YEARS            BY DIRECTOR

Dr. John Rutledge (56)        Director        Since 1996      Chairman of Rutledge &   Earle M.  Jorgensen Company,
Rutledge Capital                                              Company, Inc., a         Crom Corporation Advisory
29 Horseshoe Road                                             merchant banking firm    Board, BV Group Ventures,
Cos Cob, CT 06807                                             since 1991.              Saugatuck Capital.

Mr. Charles A. Parker (70)    Director        Since 2001      Retired.                 TCW Convertible Fund, Galileo
54 Huckleberry Hill Road                                                               Funds, Horace Mann Educators
New Canaan, CT 06840                                                                   Corp.

* Each director or officer shall hold office until the next annual meeting of stockholders, if such a meeting is required, or until his successor is elected and qualified.



         INTERESTED DIRECTORS AND OFFICERS


                                                      TERM OF
                                  POSITION(S)        OFFICE AND                                       OTHER
                                 HELD WITH THE       LENGTH OF      PRINCIPAL OCCUPATION       DIRECTORSHIPS HELD
   NAME, AGE AND ADDRESS            COMPANY         TIME SERVED*   DURING PAST FIVE YEARS          BY DIRECTOR

Dr. Gary A. Tanaka (61)**     Director and         Since 1996      Principal Portfolio                None
Amerindo Investment           President                            Manager of Amerindo
Advisors Inc.                                                      Investment Advisors
43 Upper Grosvenor Street                                          Inc., Amerindo
London W1X 9PG                                                     Advisors (U.K.)
England                                                            Limited and Amerindo
                                                                   Investment Advisors,
                                                                   Inc.  (Panama) since
                                                                   1980.

Mr. Alberto W. Vilar (64) **  Chief Executive      Since 2002      Chief Executive                    None
Amerindo Investment           Officer                              Officer of the Company
Advisors Inc.                                                      from May 1996 to
399 Park Avenue                                                    January 2002 and
22nd Floor                                                         October 2002 to
New York, NY 10024                                                 present.  Director and
                                                                   Chairman of the Board
                                                                   of the Company from
                                                                   its inception until
                                                                   June 2002.  Founder
                                                                   and Principal
                                                                   Portfolio Manager of
                                                                   Amerindo Investment
                                                                   Advisors Inc.,
                                                                   Amerindo Advisors
                                                                   (U.K.) Limited and
                                                                   Amerindo Investment
                                                                   Advisors, Inc.
                                                                   (Panama) since 1979.

                                                      TERM OF
                                  POSITION(S)        OFFICE AND                                       OTHER
                                 HELD WITH THE       LENGTH OF      PRINCIPAL OCCUPATION       DIRECTORSHIPS HELD
   NAME, AGE AND ADDRESS            COMPANY         TIME SERVED*   DURING PAST FIVE YEARS          BY DIRECTOR

Ms. Kristen E. Robisch (27)   Secretary and        Since 2004      Administrative                     None
Amerindo Investment           Treasurer                            Assistant to Chief
Advisors Inc.                                                      Compliance Officer
22nd Floor                                                         from November 2000 to
399 Park Avenue                                                    July 2002.  Compliance
New York, NY 10022                                                 Officer from August
                                                                   2002 to present.
                                                                   Prior to November
                                                                   2000, Ms. Robisch was
                                                                   employed as a speech
                                                                   therapist.

Mr. Darren Leavitt (35)       Chief Financial      Since 2004      Trader for Amerindo                None
Amerindo Investment           Officer                              Investment Advisors
Advisors Inc.                                                      Inc. from February
One Embarcadero Center                                             2000 to March 2003.
Suite 2310                                                         Analyst and Trader for
San Francisco, CA 94111                                            Amerindo Investment
                                                                   Advisors Inc. from
                                                                   March 2003 to October
                                                                   2004.  Analyst and
                                                                   Head Equity Trader for
                                                                   Amerindo Investment
                                                                   Advisors Inc. since
                                                                   October 2004.

                                                      TERM OF
                                  POSITION(S)        OFFICE AND                                       OTHER
                                 HELD WITH THE       LENGTH OF      PRINCIPAL OCCUPATION       DIRECTORSHIPS HELD
   NAME, AGE AND ADDRESS            COMPANY         TIME SERVED*   DURING PAST FIVE YEARS          BY DIRECTOR


Ms. Dana E. Smith (46)        Vice President       Since 2002      Chief Compliance                   None
Amerindo Investment           Chief Compliance     Since 2004      Officer for Amerindo
Advisors Inc.                 Officer                              Investment Advisors
22nd Floor                                                         Inc. from April 1993
399 Park Avenue                                                    to July 2000 and June
New York, NY 10022                                                 2003 to present.  Vice
                                                                   President and
                                                                   Treasurer for Amerindo
                                                                   Funds Inc. from May
                                                                   1996 to July 2000.
                                                                   Vice President and
                                                                   Compliance Officer for
                                                                   Amerindo Funds Inc.
                                                                   from June 2003 to June
                                                                   2004.  Chief
                                                                   Compliance Officer for
                                                                   Amerindo Funds Inc.
                                                                   from June 2004 to
                                                                   present.  From August
                                                                   2000 to June 2003, Ms.
                                                                   Smith was employed by
                                                                   Amerindo Investment
                                                                   Advisors Inc. as a
                                                                   consultant.


* Each director or officer shall hold office until the next annual meeting of stockholders, if such a meeting is required, or until his successor is elected and qualified.

** Dr. Tanaka and Mr. Vilar are each an "interested person" of the Fund, as defined in the 1940 Act, by virtue of their ownership interest in the Advisor.

         INDEPENDENT DIRECTORS OWNERSHIP OF SECURITIES

         No independent directors (including any family member) owns any securities in the Advisor or the Fund's principal underwriter or a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Fund's principal underwriter.

         DIRECTOR OWNERSHIP OF FUND SHARES

                  Set forth in the table below is the dollar range of equity securities beneficially owned by each director as of December 31, 2004:


      INDEPENDENT DIRECTORS     DOLLAR RANGE OF EQUITY SECURITIES OWNED
      ---------------------     ---------------------------------------
        Dr. John Rutledge                         None
      Mr. Charles A. Parker                       None

      INTERESTED DIRECTORS      DOLLAR RANGE OF EQUITY SECURITIES OWNED
      --------------------      ---------------------------------------
       Dr. Gary A. Tanaka                    Over $100,000

                               COMPENSATION TABLE
                    (For Fiscal Year Ended October 31, 2004)



                                                PENSION OR RETIREMENT
                                AGGREGATE        BENEFITS ACCRUED AS
    NAME OF PERSON AND         COMPENSATION        PART OF COMPANY      ESTIMATED ANNUAL BENEFIT   TOTAL COMPENSATION
   POSITION WITH COMPANY       FROM COMPANY           EXPENSES               UPON RETIREMENT        FROM THE COMPANY
   ---------------------       ------------           --------               ---------------        ----------------
Dr. John Rutledge Director       $30,000                 $0                        $0                    $30,000

Mr. Charles A. Parker            $30,000                 $0                        $0                    $30,000
Director

Dr. Gary A. Tanaka                  $0                   $0                        $0                      $0
Director and President

Each director who is not an interested person of the Company receives a base annual fee of $25,000 which is paid by the Company, plus $1,250 for each meeting attended.

         CODE OF ETHICS


                  The Company, the Advisor and SEI Distribution & Co. (the "Distributor") have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for the Company, the Advisor and the Distributor (the "Codes") restrict the personal investing activities of certain Access Persons and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Fund. Such Access Persons are required to pre-clear security transactions with the Senior Trader or Chief Compliance Officer and to report all transactions on a regular basis. The Chief Compliance Officer or its designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing procedures for the enforcement of the provisions of the Codes and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Chief Compliance Officer or its designee shall take appropriate action pursuant to the provisions of the Codes. The Company, the Advisor and the Distributor have developed procedures for administration of the Codes.


         PROXY VOTING

                  The Board has expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Fund. Under this authority, the Advisor is required by the Board to act solely in the interests of shareholders of the Fund. The Advisor has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of the Fund's securities, as well as to provide independent research. ISS votes proxies for the Fund on routine matters in accordance with guidelines established by the Advisor and the Fund. These guidelines are reviewed periodically by the Board; accordingly, they are subject to change. Information regarding how the Advisor voted proxies relating to the Fund's securities during the most recent 12-month period ended June 30 is available without charge by calling toll-free 1-888-832-4386. It is also available on the SEC's website at www.sec.gov. A copy of a summary of the ISS Proxy Voting Guidelines is attached hereto as Appendix A, which is also available at www.amerindo.com.

IV.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                  As of the date of this SAI, the directors and officers of the Fund, as a group, owned less than 1% of the Fund.

                  The following represents a list of persons who owned less than 5% or more of the Fund's outstanding common stock as of the date of this SAI:

                                 NAME AND ADDRESS               PERCENTAGE OF CLASS            NATURE OF OWNERSHIP
                                 ----------------               -------------------            -------------------
CLASS D SHARES                   Charles Schwab & Co.               20.87%                         Record
                                 101 Montgomery Street
                                 San Francisco, CA 94104

                                 Fidelity Investments               14.87%                         Record
                                 Institutional Operations
                                 Co., Inc. as Agent for
                                 Certain Employee Benefits
                                 100 Magellan Way
                                 Mail Zone DW1C
                                 Covington, KY 41015

V.       INVESTMENT ADVISORY AND OTHER SERVICES

         A.       INVESTMENT ADVISOR

                  1. General Information. The Advisor is a California corporation, with its principal office located at One Embarcadero Center, Suite 2310, San Francisco, California 94111. The Advisor serves as the investment advisor of the Fund pursuant to an Investment Advisory Agreement entered into by the Fund. The Advisor supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Advisory Agreement and subject to the supervision of the Board, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

                  The Advisor provides persons satisfactory to the Board to serve as officers of the Company. Such officers, as well as certain other employees and directors of the Company, may be directors, officers or employees of the Advisor or its affiliates.

                  The Advisor may also provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, NAV and yield calculation, reports to and filings with regulatory authorities and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Advisor, of its affiliates or of other organizations.

                  The Fund's Advisory Agreement was approved on May 14, 1996, by the Board, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor and may be continued in force for successive twelve-month periods beginning each June 1st, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by the Board, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

                  The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Fund or by a vote of a majority of the Board, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

                  On February 24, 2004, the Board, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisor, most recently approved the continuance of the Advisory Agreement for the Fund for the period June 1, 2004 to May 31, 2005. In determining whether to approve the continuance of the Advisory Agreement, the Board considered information about the Advisor, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Advisory Agreement.

         THE ADVISOR

                  The Board considered the scope and quality of services provided by the Advisor and particularly the personnel responsible for providing services to the Fund. The Board also reviewed financial data on the Advisor and discussed the Advisor's profitability relating to its management of the Fund. The Board also focused on the Advisor's reputation and long-standing relationship with the Fund and, in particular, the experience the Advisor has managing technology related funds. In addition, the Board discussed the Advisor's performance track record as well as its effectiveness in monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions and the requirements of the 1940 Act and related securities regulations.

         PERFORMANCE AND EXPENSES OF THE FUND

                  The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and mutual funds that have a similar investment objective and that are of comparable size (the "Peer Group"); (ii) performance data of the Fund compared to relevant stock indices; (iii) data concerning the fees and expenses of the Fund compared to its Peer Group; and (iv) an expense summary of the Fund for fiscal year 2003 and projected expense summary for fiscal year 2004. In particular, the Board noted that for the year ended December 31, 2003, the Fund has consistently performed well in relation to their Peer Group. With respect to its benchmark, the Fund slightly outperformed its benchmark.

         OTHER FACTORS

                  In addition to the above factors, the Board also discussed the compensation payable by the Fund to the Advisor for administrative services and to affiliates of the Advisor for other services including transfer agency and shareholder servicing. The Board also discussed the Advisor's practices regarding the selection and compensation of brokers or dealers that execute portfolio transactions for the Fund and the broker or dealer's provision of brokerage and research services to the Advisor.

                  The portfolio managers for the Fund and representatives from the Advisor were available to answer any questions the Board had concerning the management of the Fund and the services that the Advisor provides to the Fund. They also provided the Board with an overview of the Fund's performance relative to the market in general and with respect to the Fund's Peer Group (as they typically provide during each quarterly meeting of the Board).

         CONCLUSIONS

                  The Board, including all of the independent directors, concluded that the fees payable under the Advisory Agreement are fair and reasonable with respect to the services that the Advisor provides and in light of the other factors described above that the Board deemed relevant. The Board based its decisions on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of counsel in making these determinations.

                  1. The independent directors concluded the fee to be fair and reasonable in light of the services provided by the Advisor and noted that they were very pleased with the Advisor's performance record.

                  2. Advisor's Fees. Pursuant to the terms of the Advisory Agreement, the Fund, pays an annual advisory fee paid monthly equal to 1.50% of the Fund's average daily net assets. In addition, the Advisor is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 2.25%. The Expense Limitation Agreement shall remain in effect until May 31, 2005 and will be subject to annual renewal thereafter.

             FEES PAID TO THE ADVISOR UNDER THE ADVISORY AGREEMENT:

--------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED
                          ------------------------------------------------------
                                2004                    2003                2002
--------------------------------------------------------------------------------
FEES PAID                    $2,006,297              $1,502,104       $1,137,374
--------------------------------------------------------------------------------
WAIVERS AND                  $ 648,411               $ 695,584        $  686,112
REIMBURSEMENTS
--------------------------------------------------------------------------------


                  This fee is higher than the fee paid by most other mutual funds; however, the Board believes that this fee is reasonable in light of the advisory services performed by the Advisor for the Fund. Any portion of the advisory fees received by the Advisor may be used by the Advisor to provide investor and administrative services and for distribution of the Fund's shares.

                  EXPENSE LIMITATION. From time to time, the Advisor may voluntarily assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio and of increasing yield to investors. Subject to any such voluntary assumption of certain expenses by the Advisor, the Fund has, under the Advisory Agreement, confirmed their obligation for payment of all other expenses, including without limitation: (i) fees payable to the Advisor, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; (iv) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vi) telecommunications expenses; (vii) recurring and non-recurring legal and accounting expenses;
(viii) costs of organizing and maintaining the Company's existence as a corporation; (ix) compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Advisor or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of stockholders' services and costs of stockholders' reports, proxy solicitations and corporate meetings; (xi) fees and expenses of registering its shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii) expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

                  The Fund may from time to time hire their own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

         B.       THE DISTRIBUTION AND SERVICE PLAN

                  The Company, on behalf of the Fund, has adopted a distribution and service plan for the Class D shares (the "Plan"), pursuant to Rule 12b-1 under the 1940 Act (the "Rule") that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule.

                  The Plan provides that the Class D shares will compensate the Advisor for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own Class D shares of the Fund for providing servicing to their clients. These fees are subject to a maximum of 0.25% per annum of the Class D shares' average daily net assets. Fees paid under the Plan may not be waived for individual shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment.

                  For the fiscal period ended October 31, 2004, the Fund made payments under the Plan in effect at that time equal to $334,383 for the Class D shares. Of the total amount paid pursuant to the Plan for Class D shares, $0.00 was utilized for advertising, $0.00 for printing and mailing of prospectuses to other than current shareholders, $0.00 for compensation to underwriters, $0 for compensation to broker-dealers, $0.00 for compensation to sales personnel, $0.00 for interest, carrying or other financing charges, $334,383 for shareholder servicing for wirehouses and broker-dealers and $0.00 for compensation to distributors.

                  The Plan provides that the Advisor and the Distributor may make payments from time to time from their own resources which may include the advisory fee past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or the Advisor has entered into written agreements, for performing shareholder servicing and related administrative functions of each class; (ii) to compensate certain financial intermediaries for providing assistance in distributing class shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. Further, the Agreement provides that the Advisor may use its service fee for the purposes enumerated in
(i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii) or (iii) above. The Distributor or the Advisor, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom they have contracted, provided that such payments made pursuant to the Plan will not increase the amount which a class is required to pay the Distributor or the Advisor for any fiscal year under the shareholder servicing agreements or otherwise. The excess of such payments over the total payments the Advisor received from the Fund represents distribution expenses funded by the Advisor from its own resources, including the Advisory fee.

                  Under the Plan, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses;
(iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares;

(vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations on a timely basis after activity in the account; (ix) transmit to shareholders of each class proxy statements, annual reports, updated prospectuses and other communications; (x) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

                  Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invests in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                  In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Company, the Distributor or the Advisor, and the shareholder servicing agents, broker-dealers or other organizations, must be in a form satisfactory to the Board. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

         C.       DISTRIBUTOR

                  The Company, on behalf of the Fund, and the Distributor entered into a Distribution Agreement effective July 13, 1999, which has been approved annually thereafter by the Board, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor. Pursuant to the Agreement, the Company grants to the Distributor the exclusive right to sell shares of the Fund at the NAV. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as a principal.

                  The Distribution Agreement is approved annually by the Board, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Company or the Advisor.

         D.       ADMINISTRATOR

                  1. General Information. The Company amended its administrative agreement with SEI Investments Global Funds Services (the "Administrator") as of October 4, 2004 ("Administration Agreement"). The Administrator has served as the Fund's administrator since September 1999.

                  The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investment Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investment Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of mutual fund evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to over 23 mutual fund families.

                  Pursuant to the Administration Agreement, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Advisor, subject to the supervision of the Board. The Administrator will provide persons to serve as officers of the Company. Such officers may be directors, officers or employees of the Administrator or its affiliates.

                  The Administration Agreement shall remain in effect for two years commencing October 4, 2004 (the "Initial Term") unless terminated: (i) by either party on 90 days' prior written notice at the end of the Initial Term;
(ii) by either party hereto on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party, provided the terminating party has notified the other party of such material breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; or (iii) effective upon the liquidation of the Fund. The Administration Agreement shall not be assignable by the Administrator, without the prior written consent of the Company. The Agreement also provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

                  Under the Administration Agreement, the Administrator performs or supervises the performance by others of other administrative services in connection with the operations of the Fund, and, on behalf of the Fund, investigates, assists in the selection of and conducts relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Fund's operations. The Administrator provides the Board with such reports regarding investment performance as they may reasonably request but shall have no responsibility for supervising the performance by the Advisor of its responsibilities. The Administrator may appoint a sub-administrator to perform certain of the services to be performed by the Administrator hereunder.

                  The Administrator provides the Fund with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities (including facilities for Shareholders' and Board meetings) for handling the affairs of the Fund and such other services as the Board may, from time to time, reasonably request and the Administrator shall, from time to time, reasonably determine to be necessary to perform its obligations under the Agreement. In addition, at the request of the Board, the Administrator shall make reports to the Board concerning the performance of its obligations hereunder.

                  2. Administrator's Fees. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. The fee schedule set forth below is subject to a minimum annual fee of $125,000.

                   CALCULATION OF ADMINISTRATOR'S MONTHLY FEE

       -------------------------------------------------------

       FUND'S NET ASSETS               FEE
       -------------------------------------------------------

       Up to $250 million              .125%
       -------------------------------------------------------

       Next $250 million               .09%
       -------------------------------------------------------

       Next $500 million               .07%
       -------------------------------------------------------

       On assets over $1 billion       .05%
       -------------------------------------------------------


         E.       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


                  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts serves as custodian for the Fund's cash and securities. Pursuant to a custodian agreement with the Company, on behalf of the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Forum Shareholder Services ("Forum") also acts as the Fund's transfer and dividend agent. Forum has its principal office at 2 Portland Square, Portland, Maine 04101.

         F.       COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

                  Legal matters in connection with the issuance of shares of common stock of the Company are passed upon by Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, New York, NY 10022. Deloitte & Touche, LLP, 1700 Market Street, Philadelphia, PA 19103 is responsible for auditing the annual financial statements of the Fund.

VI.      BROKERAGE ALLOCATION AND OTHER PRACTICES

                  The Advisor makes the Fund's portfolio decisions. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Advisor determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). The Advisor will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Advisor does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Advisor, or portfolio transactions may be effected by the Advisor. Neither the Fund nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. Consistent with the Conduct Rules of the NASD, and subject to seeking the most favorable price and best execution, the Advisor may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

                  The investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts; however, not all such research services may be used in connection with the Fund. The research services include economic, market, industry and company research. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Advisor determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

                  A majority of the portfolio securities that the Fund purchases or sells will be done as principal transactions. In addition, debt instruments are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. Brokerage commissions are not usually paid for any such purchases. Any transactions involving such securities for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund may purchase Government Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

                  Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

                  Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Advisor or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

                  In addition to managing the assets of the Fund, the Advisor manages assets on a discretionary basis for other clients and, as a result, the Advisor may effect transactions in such clients' accounts in securities in which the Fund currently holds or, in the near future may hold, a position. The Advisor makes the determination to purchase or sell a security based on numerous factors, including those that may be particular to one or more of its clients. Therefore, it is possible that the Advisor will effect transactions in certain securities for select clients, which may or may not include the Fund, that it may not deem, in its sole discretion, as being appropriate for other clients, which may or may not include the Fund.

VII.     CAPITAL STOCK AND OTHER SECURITIES

                  The authorized capital stock of the Company consists of one billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Board is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into one series, the Fund. Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

                  There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at NAV, at the option of the investor.

                  The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. The Fund does not issue certificates evidencing Fund shares.

                  As a general matter, the Fund will not hold annual or other meetings of their shareholders. This is because the By-laws of the Company provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund's investment advisory agreement, (c) for approval of revisions to the Fund's distribution agreement, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund directors and communication among shareholders, registration of the Fund with the Securities and Exchange Commission or any state, or as the Board may consider necessary or desirable. Each director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.    PURCHASE, REDEMPTION AND PRICING OF SHARES

                  The following information supplements the material relating to purchase, redemption and pricing of shares located in the Shareholder Information section of the Prospectus.

         A.       FUND REORGANIZATION


                  The Board approved the conversion of the Class A Shares and the Class C Shares of the Fund into the Class D Shares, which took place at the NAV of the respective series at 4:00 p.m. on February 28, 2003. As of February 14, 2003, the Fund no longer offered for sale the Class A Shares and the Class C Shares of the Fund. The reorganization of the Fund eliminates any sales charge imposed on Fund purchases and any deferred sales charge for shares held less than one year. However, the Fund continues to assess a 2.00% fee on the redemption of Fund shares held less than one year. The Fund's redemption fees materially impacted the Fund's net asset value by 0.01% in 2004 and 0.03% in 2003. For years 2000 to 2002, the Fund's redemption fees did not materially impact the Fund's net asset value by more than $0.01.


         B.       VALUATION OF FUND INVESTMENTS

                  The Company will offer and sell the Fund's shares based on the Fund's NAV per share. NAVs per share for Class D shares of the Fund is determined by subtracting from the value of such class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security. The value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Company's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.

                  The Fund computes the net asset value once daily on Monday through Friday, at the regularly scheduled close of normal trading on the New York Stock Exchange, which normally occurs at 4:00 p.m. Eastern Time (a "Business Day"). A Business Day does not include New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving or Christmas.

                  The value for private equity investments cannot be precisely determined. These instruments are valued under procedures established by and under the general supervision of the Board designed to reflect in good faith the fair value of such investments. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. Historic cost will generally be the appropriate measure of value for a private equity investment, except where compelling circumstances justify another valuation in the view of the Advisor's Investment Committee. Circumstances which would ordinarily compel serious consideration of the appropriateness of revaluation (but not necessarily compel revaluation itself) would be (i) the pricing obtained for new rounds of financing, particularly financing obtained in significant amounts from new unrelated investors, (ii) the discontinuation of operations or an important component of operations or the commencement of insolvency proceedings, (iii) the reorganization of the issuer or of an important component of its operations, by combination, division or otherwise,
(iv) macro factors dramatically influencing or affecting the sector or space generally and across the board (such as information concerning pricing in the public markets), (v) any other factor or set of factors which, when viewed in the totality of the circumstances would compel an investment professional to conclude that there had occurred an objectively verifiable change in the circumstances of the issuer or in the environment which is not likely to be reversed in any relevant time frame and which renders historic cost an obsolete, misleading measure of current value for which there is a readily determined and more reliable measure (as would clearly be the case, for instance, where there is a new round of financing from a new unrelated source or where insolvency proceedings have commenced). Considerable judgment is required in interpreting market data to determine the estimates of value; accordingly, the estimates of value are not necessarily indicative of the amount that could be realized in a market exchange.

                  The Advisor's Investment Committee will review the value of all private equity investments no less frequently than quarterly and will undertake interim reviews and extraordinary reviews as circumstances warrant. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Fund from the investments.

         C.       INVESTMENTS THROUGH SHAREHOLDER ORGANIZATIONS

                  Investors may, if they wish, invest in the Fund through the Shareholder Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Shareholder Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased. Shareholder Organizations may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Shareholder Organization or its designated agent or affiliate receives the order. Orders will be priced at the Fund's NAV next computed after the orders are received by the Shareholder Organization or its designated agent or affiliate.

                  Shareholder Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Shareholder Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Investors whose Shareholder Organizations have not undertaken to provide such statements will receive them from the Fund directly.

                  Shareholder Organizations may charge investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Shareholder Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net return to investors who invest through Shareholder Organizations may be less than the net return that can be achieved by investing in the Fund directly. Investors should read the Prospectus in conjunction with the materials provided by the Shareholder Organization describing the procedures under which Fund shares may be purchased and redeemed through the Shareholder Organization.

                  Shareholder Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

IX.      TAXATION OF THE FUND

                  The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. This summary is not a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY

                  The Fund has elected to be, and intends to continue to qualify annually for treatment as, a regulated investment company under the Internal Revenue Code of 1986, as amended. To continue to qualify for that treatment, the Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gain over net long-term capital loss), and meet certain other requirements (including diversification of assets and source of income) discussed below. By meeting these requirements, the Fund generally will not be subject to federal income tax on investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders.

                  The Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (limited, with respect to any one issuer, to an amount that is not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

                  In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income derived with respect to its business of investing in such stock, securities or currencies.

                  If for any taxable year the Fund did not qualify for treatment as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as dividends to the extent of the Fund's current or accumulated earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income," as described in the Prospectus, would be taxable at the rate for net capital gain -- a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES

                  Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) from the one-year period ending October 31 of such year, and (3) any deficiencies from distributions in such prior years.

         FUND DISTRIBUTIONS

                  If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes thereon to be paid by it, the Fund can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report their respective shares of such capital gains as their own net capital gain, will be able to claim their respective shares of federal income tax paid by the Fund on such gains as a credit against their own federal income tax liability and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

                  Investors should carefully consider the tax implications of buying shares shortly before a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Distributions by the Fund reduce the NAV of the Fund's shares, and if a distribution reduces the NAV below a stockholder's cost basis, such distribution nevertheless would be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital.

         FUND OPERATIONS

                  Gains or losses from the disposition of foreign currencies and those attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

                  If the Fund acquires stock in a foreign corporation that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or holds at least 50% of its assets in investments producing such passive income (a "passive foreign investment company"), the Fund would be subject to federal income tax and additional interest charges on "excess distributions" received from such a company or gain from the sale of stock therein, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in passive foreign investment companies generally also produce ordinary income rather than capital gains, and the deductibility of losses is subject to certain limitations. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

                  Dividends and interest paid by foreign issuers, and gains the Fund realizes, on foreign securities it owns may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund will not qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments to the Fund.

         SALE OR REDEMPTION OF SHARES

                  Upon the taxable disposition (including a redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months, as described in the Prospectus. A loss realized on a disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).

         FOREIGN SHAREHOLDERS

                  The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person. In addition, foreign entities that hold shares in the Fund as part of a business conducted in the United States may be subject to a 30% branch profits tax.

         STATE AND LOCAL TAX CONSIDERATIONS

                  The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business.

                  Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws.

X.       UNDERWRITERS

         The Fund sells and redeems its shares on a continuing basis at its NAV. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (I.E., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on that Fund until accepted by the Fund as a principal. In addition, as further described in "The Distribution and Service Plan," the Distributor receives a fee equal to 0.25% of the Class D shares' average daily net assets on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders for providing distribution assistance and shareholder support to that Fund.

                  The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to its shareholders. On November 16, 1999, the Gramm-Leach-Bliley Act was enacted, repealing certain provisions of the Glass-Steagall Act which had restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.      CALCULATION OF PERFORMANCE DATA

                  The Fund may from time to time include yield, effective yield and total return information in advertisements or reports to investors or prospective investors. Currently, the Fund intends to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly. The "yield" refers to income generated by an investment in the Fund over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Fund is required to be included in any advertisement containing its yield. Total return is the average annual total return for the period which began at the inception of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns. One-, five- and ten-year periods will be shown, unless the Fund has been in existence for a shorter period.

                  The yield and the NAV of the Fund will vary based on the current market value of the securities held by the Fund and changes in expenses. The Advisor, the Administrator or the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the Fund to yields and total rates of return published for mutual funds and other investment vehicles.

                  Calculated pursuant to the SEC's formula and assuming an ending redeemable value of an initial $1,000 investment, the Fund's total return for the 1-year, 3-year, 5-year and since inception periods, each period ending October 31, 2004, was 19.83%, 25.30%, (18.57)% and 2.33%, respectively.

                  Performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. Further, performance of the Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

                  From time to time evaluations of performance of the Fund made by independent sources may be used in advertisements. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor and the Wall Street Journal. In addition, from time to time, advertisements may include a comparison of the performance of the Fund against appropriate stock market index, such as the NASDAQ Composite Index. Furthermore, from time to time, evaluations of performance of the Advisor made by independent sources may be used in advertisements of the Fund.

XII.     FINANCIAL STATEMENTS


                  The financial statements for the year ended October 31, 2004, are available, without charge, upon request. The annual financial statements are audited by the Fund's independent registered public accountants. The audited financial statements for the Fund dated October 31, 2004, and the Report of Deloitte & Touche LLP thereon, are incorporated herein by reference to the Annual Report to Shareholders dated October 31, 2004. Shareholders will receive Semi-Annual and Annual Reports from the Fund.

                                   APPENDIX A


                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

THE BOARD OF DIRECTORS (CHAPTER 3)

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     o Are inside directors and sit on the audit, compensation, or nominating committees

     o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS

Vote against proposals regarding charitable contributions.

PROXY CONTESTS (CHAPTER 4)

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS (CHAPTER 5)

RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent;

or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
PROXY CONTEST DEFENSES (CHAPTER 6)

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES (CHAPTER 7)

POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS (CHAPTER 8)

CONFIDENTIAL VOTING

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

EQUAL ACCESS

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE (CHAPTER 9)

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

     o    adverse governance changes

     o    excessive increases in authorized capital stock

     o    unfair method of distribution

     o    diminution of voting rights

     o    adverse conversion features

     o    negative impact on stock option plans

     o    other alternatives such as spinoff

EXECUTIVE AND DIRECTOR COMPENSATION (CHAPTER 10)

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution).

Using the expanded compensation data disclosed under the SEC's new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

o AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

o APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS

Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION (CHAPTER 11)

VOTING ON STATE TAKEOVER STATUTES

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS (CHAPTER 12)

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

SPINOFFS

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Vote for changing the corporate name.

MUTUAL FUND PROXIES (CHAPTER 13)

ELECTION OF DIRECTORS

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o ignore a shareholder proposal that is approved by a majority of shares outstanding

     o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o  are interested directors and sit on the audit or nominating committee

     o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL

RESTRICTION

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT

SHAREHOLDER APPROVAL

Vote against these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE

Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES (CHAPTER 14)

ENERGY AND ENVIRONMENT

In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

SOUTH AFRICA

In most cases, ISS refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

NORTHERN IRELAND

In most cases, ISS refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

MILITARY BUSINESS

In most cases, ISS refrains from providing a vote recommendation on defense issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

MAQUILADORA STANDARDS AND INTERNATIONAL OPERATIONS POLICIES

In most cases, ISS refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these issues, particularly when it appears companies have not adequately addressed shareholder concerns.

WORLD DEBT CRISIS

In most cases, ISS refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these issues, particularly when it appears companies have not adequately addressed shareholder concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

ANIMAL RIGHTS

In most cases, ISS refrains from providing a vote recommendation on proposals that deal with animal rights.

PRODUCT INTEGRITY AND MARKETING

In most cases, ISS refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

HUMAN RESOURCES ISSUES

In most cases, ISS refrains from providing a vote recommendation on proposals regarding human resources issues.

Generally, vote for disclosure reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

                           PART C - OTHER INFORMATION


Item 22.   Exhibits
           (a)    Articles of Incorporation of the Registrant.(1)
           (a)(1) Articles Supplementary of the Registrant.(5)
           (b)    Amended and Restated By-Laws of the Registrant.(10)
           (c)    Not applicable.
           (d)    Investment Advisory Agreement: Amerindo Technology Fund.(8)
           (e)    Distribution Agreement for all Classes.(4)
           (f)    Not applicable.
           (g)    Custody Agreement.(8)
           (h)    Administration Agreement.(4)
           (h)(1) Transfer Agency and Service Agreement.(5)
           (h)(2) Form of Expense Limitation Agreement.(3)
           (i) Opinion of Battle Fowler LLP as to the legality of the securities being registered and consent.(2)
           (j)    Consent of Kirkpatrick & Lockhart Nicholson Graham LLP.(11)
           (j)(1) Consent of Deloitte & Touche LLP, certified public accountants.(11)
           (k)    Audited Financial Statements, for fiscal year ended
                  October 31, 2004, including the Report of Independent Accountants.(7)
           (1)    Subscription Letter.(2)
           (m) Amended and Restated Distribution and Service Plan for Class A and D shares.(5)
           (m)(1) Amended and Restated Distribution and Service Plan for Class C shares.(5)
           (n)    Not Applicable.

           (o)    Reserved.
           (p)    Code of Ethics - Amerindo Funds Inc.(8)
           (p)(1) Code of Ethics - Amerindo Investment Advisors Inc.(8)
           (p)(2) Code of Ethics - SEI Investments Distribution Co.(4)

------------------------------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on February 7, 1996, and incorporated herein by reference.

(2) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on May 24, 1996, and incorporated herein by reference.

(3) Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on October 15, 1999, and incorporated herein by reference.

(4) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on March 13, 2000, and incorporated herein by reference.

(5) Filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, 333-0767, filed on May 26, 2000, and incorporated herein by reference.

(6) Filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on February 28, 2001, and incorporated herein by reference.

(7) Filed with Annual Report in Form N-CSR on December 31, 2004 (accession number 0000935069-04-002206), and incorporated herein by reference.

(8) Filed as an Exhibit to the Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on January 30, 2002, and incorporated herein by reference.

(9) Filed as an Exhibit to the Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, 333-00767, filed on February 28, 2003, and incorporated herein by reference.

(10) Filed as an Exhibit to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, 333-103466, filed on April 7, 2003, and incorporated herein by reference.

(11)     Filed herewith.


Item 23.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.


Item 24.          INDEMNIFICATION


                  (a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

                           "NINTH: (1) The Corporation shall indemnify (i) its
                  currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provide hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                           (2) To the fullest extent permitted by Maryland
                  statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

                  (b) In the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless any person who controls the Fund's distributor, SEI Investments Distribution Co., within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.


Item 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                  The description of the Registrant's adviser, Amerindo Investment Advisors Inc. ("Advisor"), under the caption "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference. Information regarding the directors and officers of the Advisor are set forth in its Form ADV filed with the Securities and Exchange Commission is incorporated herein by reference.


Item 26. PRINCIPAL UNDERWRITERS


                  (a) SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA 19456, is the Registrant's Distributor.
SEI Investments Distribution Co. (the "Distributor") acts as distributor for:

        SEI Daily Income Trust                             July 15, 1982
        SEI Liquid Asset Trust                             November 29, 1982
        SEI Tax Exempt Trust                               December 3, 1982
        SEI Index Funds                                    July 10, 1985
        SEI Institutional Managed Trust                    January 22, 1987
        SEI Institutional International Trust              August 30, 1988
        The Advisors' Inner Circle Fund                    November 14, 1991
        The Arbor Fund                                     January 28, 1993
        Bishop Street Funds                                January 27, 1995
        SEI Asset Allocation Trust                         April 1, 1996
        SEI Institutional Investments Trust                June 14, 1996
        HighMark Funds                                     March 8, 1997
        The Expedition Funds                               June 9, 1997
        Oak Associates Funds                               February 27, 1998
        The Nevis Fund, Inc.                               June 29, 1998
        CNI Charter Funds                                  April 1, 1999
        iShares Inc.                                       January 28, 2000
        iShares Trust                                      April 25, 2000
        JohnsonFamily Funds, Inc.                          November 1, 2000
        The MDL Funds                                      January 24, 2001
        Causeway Capital Management Trust                  September 20, 2001
        The Japan Fund, Inc.                               October 7, 2002
        TT International U.S.A. Master Trust               October 6, 2003
        TT International U.S.A. Feeder Trust               October 6, 2003

                  (b) The following are the directors and officers of the Distributor. The principal business address of each of these persons is One Freedom Valley Drive, Oaks, PA 19456:

                         Positions and Offices                    Positions With
     Name                With the Distributor                        the Fund

     William M. Doran    Director                                      None
     Carl A. Guarino     Director                                      None
     Edward D. Loughlin  Director                                      None
     Wayne M. Withrow    Director Executive Vice President             None
     Kevin Barr          President & Chief Executive Officer           None
     Maxine Chou         Chief Financial Officer & Treasurer           None
     Mark Greco          Chief Operations Officer                      None
     John Munch          General Counsel & Secretary                   None
     Karen LaTourette    Chief Compliance Officer &
                           Assistant Secretary                         None
     Mark J. Held        Senior Vice President                         None
     Lori L. White       Assistant Secretary                           None
     Robert Silvestri    Senior Financial Officer                      None
     Michael Farrell     Vice President                                None
     Maria Rinehart      Vice President                                None

                  (c) The following sets forth all commissions and other compensation received from the Fund during the last fiscal year by the Fund's principal underwriter:

                 Net Underwriting  Compensation on
                 Discounts and     Redemption and     Brokerage    Compensation
 Name            Commissions       Repurchases        Commissions   Compensation

SEI Investments       0                 0            $450,304.90         0
Distribution Co.



Item 27. LOCATION OF ACCOUNTS AND RECORDS


                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder, in general, are maintained in the physical possession of Registrant at Amerindo Funds Inc., 399 Park Avenue, New York, New York 10022; SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, PA 19456, the Registrant's transfer and accounting agent, Forum Financial Services, LLC, will maintain physical possession of Registrant's shareholder and fund accounting records and The Northern Trust Company, the custodian, will maintain physical possession of the Registrant's custodial records.

Item 28. MANAGEMENT SERVICES


                  Not Applicable.


Item 29. UNDERTAKINGS


                  Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of February, 2005.

                               AMERINDO FUNDS INC.



                               By: /s/ Alberto W. Vilar
                                   ---------------------------------
                                   Alberto W. Vilar
                                   Chief Executive Officer

                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of February, 2005.

Signature                                  Title                    Date

By:     /s/ Alberto W. Vilar      Chief Executive Officer    February 25, 2005
   -------------------------
     Alberto W. Vilar

By:     /s/ Kristen Robisch       Secretary and Treasurer    February 25, 2005
   -------------------------
     Kristen Robisch

     John Rutledge*                       Director           February 25, 2005
     Gary A. Tanaka*                      Director           February 25, 2005
     Charles A. Parker*                   Director           February 25, 2005

By:     /s/ Kristen Robisch                                  February 25, 2005
   -------------------------
     Kristen Robisch

Attorney-in-Fact*

                                                                   EXHIBIT 11(J)


                               CONSENT OF COUNSEL

         We consent to the reference to our Firm under the heading "Counsel and Independent Auditors" in Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Amerindo Funds Inc. as filed with the Securities and Exchange Commission on or about February 25, 2005.



/s/ KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP


New York, New York
February 25, 2005